                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 8, 1995


                             EQK REALTY INVESTORS I
       -----------------------------------------------------------------



Massachusetts                               1-8815                             23-2320360
-------------------------          ------------------------        ---------------------------------
(State or other juris-             (Commission File Number)        (IRS Employer Identification No.)
diction of incorporation)



5775 Peachtree Dunwoody Road, Suite 200D, Atlanta, GA                  30342
-----------------------------------------------------               ----------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (404) 303-6100
                                                   --------------



                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

On December 8, 1995, EQK Realty Investors I (the "Trust") completed the sale of Castleton Park, its 1.1 million square foot office complex located in Indianapolis, Indiana. The complex was purchased by K/B Fund III, a Delaware General Partnership, which is an affiliate of a major national real estate advisory firm. The Trust's net proceeds from this transaction, approximately $35,990,000, were used to partially repay the Trust's mortgage note payable and term loan payable to bank.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         (b)      Pro Forma Financial Information:

          -       Introduction to Pro Forma Financial Information

          -       Pro Forma Balance Sheet as of September 30, 1995

          - Pro Forma Statement of Operations for the nine months ended September 30, 1995

          -       Pro Forma Statement of Operations for the year ended
                  December 31, 1994

          -       Notes to Pro Forma Financial Information

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQK REALTY INVESTORS I



DATE:  DECEMBER 21, 1995               BY: /s/ WILLIAM G. BROWN, JR.
                                           ------------------------------------
                                           NAME:  WILLIAM G. BROWN, JR.
                                           TITLE: VICE PRESIDENT AND CONTROLLER
                                                  (PRINCIPAL ACCOUNTING OFFICER)

                             EQK REALTY INVESTORS I
                INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)


The Pro Forma Balance Sheet as of September 30, 1995 presents the remaining assets, liabilities and deficit in shareholders' equity of EQK Realty Investors I (the "Trust") after restatement to reflect the sale of Castleton Park, its
1.1 million square foot office complex located in Indianapolis, Indiana. The sale of the complex was completed on December 8, 1995.

The Pro Forma Balance Sheet presents the financial position of the Trust assuming the sale had been consummated on September 30, 1995. Sales proceeds were used to retire portions of the Trust's mortgage note payable and term loan payable to bank. The remaining debt continues to be secured by the Trust's sole remaining real estate investment, Harrisburg East Mall, a regional shopping mall located in Harrisburg, Pennsylvania.

The Pro Forma Statements of Operations for the nine months ended September 30, 1995 and the year ended December 31, 1994 present the results of the remaining operations of the Trust assuming this sales transaction had been consummated as of January 1, 1994.

The pro forma financial information does not purport to be indicative of the results of operations or financial position which would have actually resulted if the sales transaction had been consummated on the date indicated. In additon, the pro forma financial information does not purport to be indicative of the results of operations or financial position which may be obtained in the future.

The pro forma financial information has been prepared by the Trust, without audit, and all calculations have been made by the Trust based on the assumptions deemed appropriate by the Trust. Certain of these assumptions are set forth under the notes to Pro Forma Financial Information.

The pro forma financial information should be read in conjunction with the Trust's historical Financial Statements and Notes thereto contained in the December 31, 1994 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

                             EQK REALTY INVESTORS I
                            PRO FORMA BALANCE SHEET
                            as of September 30, 1995
                                  (Unaudited)
                     In thousands, except for share amounts

                                                        HISTORICAL
                                                         9/30/95       PRO FORMA        PRO FORMA
                                                      PER FORM 10-Q   ADJUSTMENTS        9/30/95
                                                      -------------   -----------        -------
   ASSETS

Investments in real estate held for sale, at lower
   of cost or net realizable value
     Castleton  Park, net of valuation allowance
           of $22,765                                    $  59,563     ($59,563)(a)         --
     Harrisburg East Mall                                   51,840                       $ 51,840
                                                         ---------                       --------
                                                           111,403                         51,840
     Less accumulated depreciation                         (34,867)      21,856 (b)       (13,011)
                                                         ---------                       --------
                                                            76,536                         38,829

Cash and cash equivalents:
   Cash Management Agreement                                 1,547        2,413 (c)         3,960
   Other                                                       870                            870
Accounts receivable and other assets                         7,933         (757)(d)         7,176
                                                         ---------                       --------

TOTAL ASSETS                                             $  86,886                       $ 50,835
                                                         =========                       ========


        LIABILITIES AND DEFICIT IN
        SHAREHOLDERS' EQUITY

Liabilities:
   Mortgage note payable, net of
       debt discount of $47                              $  78,582     ($34,738)(e)      $ 43,844
   Term loan payable to bank                                 2,841       (1,252)(e)         1,589
   Accounts payable and other
       liabilities (including amounts
      due affiliates of $2,872)                              6,470                          6,470
                                                         ---------                       --------
                                                            87,893                         51,903
                                                         ---------                       --------

Deficit in shareholders' equity:
     Shares of beneficial interest, without
       par value: 10,055,555 shares authorized,
       9,264,344 shares issued and outstanding             135,875                        135,875

        Accumulated deficit                               (136,882)         (61)(f)      (136,943)
                                                         ---------                       --------
                                                            (1,007)                        (1,068)
                                                         ---------                       --------

TOTAL LIABILITIES AND
DEFICIT IN SHAREHOLDERS' EQUITY                          $  86,886                       $ 50,835
                                                         =========                       ========


See accompanying Notes to Pro Forma Financial Information

                             EQK REALTY INVESTORS I
                       PRO FORMA STATEMENT OF OPERATIONS
                  for the nine months ended September 30, 1995
                                  (Unaudited)
                       In thousands, except share amounts


                                                      HISTORICAL NINE
                                                      MONTHS ENDED                    PRO FORMA NINE
                                                         9/30/95        PRO FORMA      MONTHS ENDED
                                                      PER FORM 10-Q    ADJUSTMENTS        9/30/95
                                                      -------------    -----------        -------
Revenues from rental operations                          $12,069        ($7,625)(g)       $ 4,444

Operating expenses, net of tenant
   reimbursements                                         (4,119)         3,602 (g)          (517)
Depreciation and amortization                             (3,765)         1,737 (g)        (2,028)
Real estate tax refund                                       400           (400)(h)            --
Write-down of investment in
   real estate                                            (3,200)         3,200 (i)            --
                                                         -------                          -------


Income from rental operations                              1,385                            1,899

Interest Expense                                           6,469         (2,694)(j)         3,775
Other expenses, net of interest
   income                                                    736                              736
                                                         -------                          -------


Net loss                                                 ($5,820)                         ($2,612)
                                                         =======                          =======

Net loss per share                                        ($0.63)                          ($0.28)
                                                         =======                          =======



See accompanying Notes to Pro Forma Financial Information

                             EQK REALTY INVESTORS I
                       PRO FORMA STATEMENT OF OPERATIONS
                      for the year ended December 31, 1994
                                  (Unaudited)
                       In thousands, except share amounts



                                                      HISTORICAL YEAR                    PRO FORMA
                                                       ENDED 12/31/94   PRO FORMA       YEAR ENDED
                                                       PER FORM 10-K   ADJUSTMENTS       12/31/94
                                                       -------------   -----------       --------
Revenues from rental operations                            $16,512      ($9,540)(g)       $ 6,972

Operating expenses, net of tenant
   reimbursements                                           (5,836)       4,837 (g)          (999)
Depreciation and amortization                               (4,612)       2,247 (g)        (2,365)
Write-off of capitalized redevelopment
   costs                                                      (429)                          (429)
                                                           -------                        -------


Income from rental operations                                5,635                          3,179

Interest expense                                             8,132       (3,505)(j)         4,627
Other expenses, net of interest
   income                                                      962                            962
                                                           -------                        -------


Net loss                                                   ($3,459)                       ($2,410)
                                                           =======                        =======



Net loss per share                                          ($0.37)                        ($0.26)
                                                           =======                        =======



See accompanying Notes to Pro Forma Financial Information

                             EQK REALTY INVESTORS I
                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                  (Unaudited)


The Pro Forma Statement of Operations for the year ended December 31, 1994 is derived from the historical Statement of Operations included in the December 31, 1994 Annual Report on Form 10-K. The Pro Forma Balance Sheet as of September 30, 1995 and the Pro Forma Statement of Operations for the nine months ended September 30, 1995 are derived from the historical statements included in the Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

The pro forma financial information should be read in conjunction with the Trust's historical Financial Statements and Notes thereto contained in the December 31, 1994 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the quarter ended September 30, 1995. The pro forma financial information does not purport to be indicative of the results of operations or the financial position which would have actually resulted if the sale transaction had been consummated on the date indicated. In addition, the pro forma financial information does not purport to be indicative of the results of operations or financial position which may be obtained in the future.

The Pro Forma Adjustments include the following:

(a) Reduction of the historical carrying value of investments in real estate to reflect the sale of Castleton Park, the Company's 1.1 million square foot office complex located in Indianapolis, Indiana.

(b)      Elimination of accumulated depreciation related to Castleton Park.

(c) Inclusion of cash from net sale proceeds in excess of actual amounts of subsequent reductions to mortgage note payable and term loan payable to bank.

(d) Elimination of intangible assets specifically related to Castleton Park, consisting primarily of deferred base rent and capitalized leasing commissions.

(e) Partial repayment of the Trust's debt using net proceeds from the sale of Castleton Park.

(f)      Represents loss on sale of Castleton Park.  See Note (i) below.

(g)      Elimination of revenues and expenses specifically related to Castleton
         Park.

(h) Elimination of real estate taxes refunded to the Trust in 1995 on account of tax years 1989 to 1993, arising from the successful appeal for a reduction in the assessed value of the real estate underlying Castleton Park. Although this refund, and any additional refund that may result from further appeals related to tax assessments made on or before December 8, 1995, accrues to the Trust, the related benefit recognized during the nine months ended September 30, 1995 is eliminated in accordance with the Securities and Exchange Commission's rules and regulations governing the preparation of pro forma financial information.

(i) Elimination of write-down of investment in Castleton Park that was recorded in the third quarter of 1995 in contemplation of the sale of Castleton Park.

(j) Reduction of interest expense related to the paydown of Trust-level debt with the net proceeds from the sale of Castleton. The interest rates applicable to the mortgage note payable were 10.04% and 9.79% during the nine months ended September 30, 1995 and the year ended December 31, 1994, respectively, while the interest rate applicable to the term loan payable to bank was 8.33% for both periods presented.





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